EXHIBIT 10.1

AMENDED AND RESTATED SHARE EXCHANGE AGREEMENT

This AMENDED AND RESTATED SHARE EXCHANGE AGREEMENT, dated as of November 6, 2018 and amended as of January 11, 2019 (the “Agreement”), with an effective date of October 31, 2018, by and among EPHS Holdings, Inc., a Nevada corporation (“EPHS”), on the one hand, and Merritt Valley Cannabis Company Corp., a corporation incorporated under the laws of British Columbia, Canada (“MVC”), and the holders of ordinary common shares of MVC, identified on Exhibit A hereto (each an “MVC Stockholder” and collectively the “MVC Stockholders”).

WHEREAS, EPHS, MVC and the MVC Stockholders entered into a Share Exchange Agreement dated as of November 6, 2018 and effective October 31, 2018 (the “Original Share Exchange Agreement”), and they now desire to amend and restate the Original Share Exchange Agreement in the form of this Amended and Restated Share Exchange Agreement (this “Amended and Restated Share Exchange Agreement”) (it being understood and agreed that all references herein to “the date hereof”, “the date of this Agreement” or other similar terms refer to November 6, 2018 and all references to the date of this Amended and Restated Share Exchange Agreement refer to January 11, 2019);

WHEREAS, the MVC Stockholders own 100, common shares of MVC, no par value, constituting 100% of the issued and outstanding common and preferred shares, respectively of MVC (the “MVC Shares”); and

WHEREAS, subject to the terms and conditions of this Agreement, the MVC Stockholders believe it is in their best interests to exchange all of the MVC Shares for an aggregate of 8,100,000 shares of common stock (“Common Stock”), par value $.001 per share of EPHS (the “EPHS Shares”) delivered on the Closing Date.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

ARTICLE I
EXCHANGE OF SHARES

Section 1.1

Agreement to Exchange EPHS Shares for MVC Shares.

(a)

On the date hereof and upon the terms and subject to the conditions set forth in this Agreement, the MVC Stockholders shall sell, assign, transfer, convey and deliver to EPHS the MVC Shares set forth opposite their name on Exhibit A hereto (representing 100% of the issued and outstanding common and preferred shares of MVC), and

(b)

EPHS shall accept such securities from the MVC Stockholders in exchange for the issuance to the MVC Stockholders of the EPHS Shares on the Closing Date (as hereinafter defined) (such transaction, the “Share Exchange Transaction”).

(c)

On the date hereof, the MVC Stockholders shall deliver to EPHS the following items: (a) the original stock certificates representing the MVC Shares, duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank, and (b) a certificate of incumbency duly recording the registered shareholders of MVC to reflect the ownership of EPHS as a result of the Share Exchange Transaction.

Section 1.2

Capitalization. On the Closing Date, immediately before the Share Exchange Transaction, EPHS shall have authorized 2,420,000,000 shares of Common Stock, par value $0.001 per share, of which 58,625,892 shares shall be issued and outstanding, all of which are duly authorized, validly issued and fully paid.

Section 1.3

Closing. The closing of the Share Exchange Transaction (the “Closing”) shall occur as soon as possible after, but in any event no later than five (5) business days following, the date on which all of the conditions set forth in Article V and Article VI have been satisfied or waived, or at such other time and date as the parties shall agree in writing (the “Closing Date”). On the Closing Date, in full consideration for the MVC Shares, EPHS shall issue the EPHS Shares to the MVC Stockholders in proportion to the number of MVC Shares exchanged by each MVC Stockholder, as detailed on Exhibit A, attached hereto.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF EPHS

EPHS hereby represents, warrants and agrees as follows:

Section 2.1

Corporate Organization

(a)

EPHS is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in which the nature of the business conducted by EPHS or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of EPHS (a “EPHS Material Adverse Effect”);

(b)

Copies of the Articles of Incorporation and Bylaws of EPHS, with all amendments thereto to the date hereof, have been furnished to MVC and the MVC Stockholders, and such copies are accurate and complete as of the date hereof.

Section 2.2

Capitalization of EPHS.  As of October 31, 2018, the authorized capital stock of EPHS immediate prior to the Closing Date consists of 2,400,000,000 shares of Common Stock, par value $0.001 per share, of which 58,625,892 shares shall be issued and outstanding. All of the EPHS Shares to be issued on the Closing Date pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable and no personal liability will attach to the ownership thereof.

Section 2.3

Authorization and Validity of Agreements. EPHS has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by EPHS and the consummation by EPHS of the transactions contemplated hereby have been duly authorized by all necessary corporate action of EPHS, and no other corporate proceedings on the part of EPHS are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

Section 2.4

No Conflict or Violation. The execution, delivery and performance of this Agreement by EPHS does not and will not violate or conflict with any provision of its Articles of Incorporation or Bylaws, as amended, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under, or give to any other

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 2

entity any right of termination, amendment, acceleration or cancellation of, any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which EPHS is a party or by which it is bound or to which any of their respective properties or assets is subject, nor will it result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of EPHS, nor will it result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which EPHS is bound.

Section 2.5

Consents and Approvals. No consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, is required in connection with the execution and delivery of this Agreement by EPHS or the performance by EPHS of its obligations hereunder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF MVC AND THE MVC STOCKHOLDERS

MVC and each MVC Stockholder, jointly and severally, represent, warrant and agree as follows:

Section 3.1

Corporate Organization.

(a)

MVC is duly organized, validly existing and in good standing under the laws of British Columbia, Canada and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and are duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by MVC or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of MVC (a “MVC Material Adverse Effect”).

(b)

Copies of the Articles of Incorporation and Bylaws of MVC, with all amendments thereto to the date hereof, have been furnished to EPHS, and such copies are accurate and complete as of the date hereof.

Section 3.2

Capitalization of MVC; Title to the MVC Shares. On the Closing Date, immediately before the transactions to be consummated pursuant to this Agreement, MVC shall have authorized: (i) unlimited common shares, no par value, of which 100 common shares are issued and outstanding; and (ii) unlimited preferred shares, no par value, of which none are issued and outstanding. There are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any shares of capital stock or any unissued or treasury shares of capital stock of MVC. As of the date of this Agreement, the MVC Stockholders hold the MVC Shares as set forth on Exhibit A, free of any lien or encumbrance.

Section 3.3

Subsidiaries and Equity Investments; Assets.  As of the date hereof and on the Closing Date, MVC does not directly or indirectly, own any shares of capital stock or any other equity interest in any entity nor any right to acquire any shares or other equity interest in any entity. MVC owns the option on land for cultivation solely exercisable by MVC (without any counterparty approval or veto right) listed on Schedule 3.3 hereto. MVC does not and will not have any liabilities.

Section 3.4

Authorization and Validity of Agreements. MVC has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by MVC and the consummation of the transactions contemplated hereby have been duly authorized by all necessary

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 3

corporate action and no other corporate proceedings on the part of MVC are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. No MVC stockholder approvals are required to consummate the transactions contemplated hereby.

Section 3.5

No Conflict or Violation. The execution, delivery and performance of this Agreement by MVC or any MVC Stockholder does not and will not violate or conflict with any provision of the constituent documents of MVC, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate, result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which MVC or any MVC Stockholder is a party or by which it is bound or to which any of its respective properties or assets is subject, nor result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of MVC or any MVC Stockholder, nor result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which MVC or any MVC Stockholder is bound.

Section 3.6

Investment Representations.

(a)

The EPHS Shares will be acquired hereunder by each MVC Stockholder solely for the account of such MVC Stockholder, for investment, and not with a view to the resale or distribution thereof, without prejudice, however, to each MVC Stockholders’ right at all times to sell or otherwise dispose of all or any part of such shares under the Securities Act of 1933, as amended (the “Securities Act”) and other applicable federal and state securities laws. Each MVC Stockholder understands and is able to bear any economic risks associated with such MVC Stockholders’ investment in the EPHS Shares. Each MVC Stockholder has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the EPHS Shares to be acquired under this Agreement. Each MVC Stockholder further has had an opportunity to ask questions and receive answers from EPHS’ management regarding EPHS and to obtain additional information (to the extent EPHS’ management possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such MVC Stockholder or to which the MVC Stockholder had access.

(b)

MVC Stockholder Status

(i)

Each MVC Stockholder acknowledges that the acquisition of the EPHS Shares involves a high degree of risk and further acknowledges that it can bear the economic risks of the acquisition of the EPHS Shares, including the total loss of its investment.

(ii)

Each MVC Stockholder has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the EPHS Shares. No MVC Stockholder is relying on the EPHS with respect to the tax and other economic considerations of an investment in the EPHS Shares, and each MVC Stockholder has relied on the advice of, or has consulted with, only each MVC Stockholder’s own advisor(s). Each MVC Stockholder represents that it has not been organized for the purpose of acquiring the EPHS Shares.

(iii)

Each MVC Stockholder understands that no action has been or will be taken in any jurisdiction by EPHS that would permit a public offering of the EPHS Shares in any country or jurisdiction where action for that purpose is required.

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 4

(iv)

No MVC Stockholder is subscribing for the EPHS Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to such MVC Stockholder in connection with investments in securities generally.

(v)

Each MVC Stockholder agrees that it will not transfer the EPHS Shares, and EPHS shall not be required to transfer the shares on its books unless the transferee executes a representation letter in a form reasonably acceptable to the EPHS.

(vi)

MVC Stockholders shall not offer to sell or sell the EPHS Shares in any jurisdiction unless the such MVC Stockholder obtains all required consents, if any.

(vii)

To the best knowledge of each MVC Stockholder, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the Securities Act, and the EPHS Shares are being acquired by each MVC Stockholder for investment purposes.

(c)

Regulation S Exemption. Each MVC Stockholder except for Ronen Sartena (collectively the “Non-U.S. MVC Stockholders”) understands that the EPHS Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that EPHS is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of each Non-U.S. MVC Stockholder set forth herein in order to determine the applicability of such exemptions and the suitability of each Non-U.S. MVC Stockholder to acquire the EPHS Shares. In this regard, each Non-U.S. MVC Stockholder represents, warrants and agrees that:

(i)

Each Non-U.S. MVC Stockholder is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of EPHS. A U.S. Person means any one of the following:

(A)

any natural person resident in the United States of America;

(B)

any partnership or corporation organized or incorporated under the laws of the United States of America;

(C)

any estate of which any executor or administrator is a US. person;

(D)

any trust of which any trustee is a U S. person;

(E)

any agency or branch of a foreign entity located in the United States of America;

(F)

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U S. person;

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 5

(G)

any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H)

any partnership of corporation if organized or incorporated under the laws of any foreign jurisdiction; and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii)

Neither the EPHS nor any Non-U.S. MVC Stockholder nor any person acting on behalf of either of them has engaged or will engage in any “Directed Selling Efforts in the U.S.” as defined in Regulation S promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act with respect to the EPHS Shares acquired hereby.

(iii)

Each Non-U.S. MVC Stockholder acknowledges and understands that the EPHS Shares may not be sold to a U.S. Person (as defined below) or into the United States for a period of one (1) year from the date of purchase, only in accordance with the provisions provided under Regulation S, and that no Non-U.S. MVC Stockholder have a present need for liquidity in connection with its purchase of the EPHS Shares.

(iv)

Each Non-U.S. MVC Stockholder will only make offers and sales of the EPHS Shares during the “distribution compliance period” as defined in Rule 902(f) of Regulation S to persons permitted to purchase such EPHS Shares in offshore transactions in reliance upon Regulation S. Further, any such sale of the EPHS Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.

(v)

Each Non-U.S. MVC Stockholder is acquiring for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States.

(vi)

At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, each Non-U.S. MVC Stockholder was outside of the United States.

(vii)

Each Non-U.S. MVC Stockholder will not, during the period commencing on the date of issuance of the EPHS Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the EPHS Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(viii)

Each Non-U.S. MVC Stockholder will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the EPHS Shares only pursuant to registration under the Securities Act or an available exemption therefrom, and in accordance with all applicable state and foreign securities laws. Without limiting the foregoing, each Non-U.S. MVC Stockholder will not, in connection with its resale of the EPHS Shares, make any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading. Each Non-U.S. MVC Stockholder agrees that, in connection with its resale of Shares, it will provide to the

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 6

persons who purchase Shares no information regarding the EPHS that is not contained in its SEC filings, the EPHS’ website, or written materials approved in advance in writing by the EPHS.

(ix)

No Non-U.S. MVC Stockholder has in the United States engaged in, and will not engage in, any short selling of or any hedging transaction with respect to the EPHS Shares, including without limitation, any put, call or other option transaction, option writing or equity swap

(x)

No Non-U.S. MVC Stockholder nor any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person (as defined below) with respect to the EPHS Shares and each Non-U.S. MVC Stockholder and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(xi)

The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(xii)

None of the Non-U.S. MVC Stockholders nor any person acting on their behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the EPHS Shares. Each Non-U.S. MVC Stockholder agrees not to cause any advertisement of the EPHS Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the EPHS Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(d)

Each Non-U.S. MVC Stockholder understands and agrees that EPHS shall be under no obligation whatsoever to include any of said securities in any future registration statement filed under the Securities Act of 1933 and that, consequently, the sale or transfer thereof in the future will be subject to significant restrictions as provided in Regulation S under the Securities Act. Each Non-U.S. MVC Stockholder expressly acknowledges that the EPHS is making and in the future may make other offers and sale of its securities on different terms and conditions as determined in the EPHS management’s sole discretion.

(e)

The Non-U.S. MVC Stockholders hereby agree that the EPHS Shares, upon issuance, shall bear the following or similar legend:

“THE SHARES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)). THE SHARES ARE BEING OFFERED ONLY TO NON-U.S. PERSONS OUTSIDE THE UNITED STATES IN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IN RELIANCE ON REGULATION S. THE SHARES ARE “RESTRICTED SECURITIES” AS DEFINED UNDER RULE 144(a)(3) PROMULGATED UNDER THE SECURITIES ACT. THE SHARES MAY NOT BE TAKEN UP, OFFERED, SOLD, RESOLD, DELIVERED OR DISTRIBUTED, DIRECTLY OR INDIRECTLY WITHIN, INTO OR FROM THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT:

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 7

(A)(I) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENT OF REGULATION S, (II) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. RESALES OR REOFFERS OF SHARES MADE OFFSHORE IN RELIANCE ON REGULATION S MAY NOT BE SOLD TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON (AS DEFINED IN REGULATION S) DURING THE ONE YEAR DISTRIBUTION COMPLIANCE PERIOD UNDER REGULATION S. HEDGING TRANSACTIONS INVOLVING THOSE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(f)

Ronen Sartena hereby agrees that the EPHS Shares, upon issuance to him, shall bear the following or similar legend:

“THE SHARES ARE BEING OFFERED FOR INVESTMENT ONLY AND HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) IN RELIANCE UPON THE EXEMPTIONS THEREFROM PROVIDED BY SECTION 4(a)(2) OF THE SECURITIES ACT AND REGULATION D, RULE 506 OF THE SECURITIES ACT AND CERTAIN OTHER STATES SECURITIES LAWS AND CERTAIN RULES AND REGULATIONS PROMULGATED PURSUANT THERETO. THE SHARES MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE MERITS OF THE SHARES OFFERED HEREBY OR THE ACCURACY OR COMPLETENESS OF THIS OFFER OR ANY OTHER DOCUMENTS FURNISHED IN CONNECTION HEREWITH. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.”

Section 3.7

Brokers’ Fees. No MVC Stockholder has any liability to pay any fees or commissions or other consideration to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

ARTICLE IV
COVENANTS

Section 4.1

Consents and Approvals. Without limitation of the foregoing, the parties shall:

(a)

use their reasonable commercial efforts to obtain all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other persons, firms or corporations required in connection with the execution, delivery and performance by them of this Agreement; and

(b)

diligently assist and cooperate with each party in preparing and filing all documents required to be submitted by a party to any governmental or regulatory authority, domestic or foreign, in connection with such transactions and in obtaining any governmental consents, waivers, authorizations or approvals which may be required to be obtained connection in with such transactions.

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 8

Section 4.2

Stock Issuance. From and after the date of this Agreement until the Closing Date, neither EPHS nor MVC shall issue any additional shares of their capital stock; provided, however, that EPHS shall be permitted to issue up to 5,000,000 shares of Common Stock pursuant to existing commitments and future employment agreements.

ARTICLE V
CONDITIONS TO OBLIGATIONS OF MVC AND THE MVC STOCKHOLDERS

The obligations of MVC and each MVC Stockholder to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by both MVC and each MVC Stockholder in their sole discretion:

Section 5.1

Representations and Warranties of EPHS. All representations and warranties made by EPHS in this Agreement shall be true and correct on and as of the Closing Date as if again made by EPHS as of such date.

Section 5.2

Agreements and Covenants. EPHS shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

Section 5.3

Consents and Approvals. Consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date.

Section 5.4

No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of EPHS shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 5.5

Other Closing Documents. MVC shall have received (i) an executed counterpart of this Amended and Restated Share Exchange Agreement and (ii) such other certificates, instruments and documents in confirmation of the representations and warranties of EPHS or in furtherance of the transactions contemplated by this Agreement as MVC or their counsel may reasonably request.

ARTICLE VI
CONDITIONS TO OBLIGATIONS OF EPHS

The obligations of EPHS to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by EPHS in its sole discretion:

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 9

Section 6.1

Representations and Warranties of MVC. All representations and warranties made by MVC in this Agreement shall be true and correct on and as of the Closing Date as if again made by MVC on and as of such date.

Section 6.2

Agreements and Covenants. MVC shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

Section 6.3

Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date.

Section 6.4

No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of MVC,  taken as a whole, shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 6.5

Closing Documents. EPHS shall have received (i) an executed counterpart of this Amended and Restated Share Exchange Agreement and (ii) such other certificates, instruments and documents in confirmation of the representations and warranties of MVC or in furtherance of the transactions contemplated by this Agreement as EPHS or its counsel may reasonably request, .

ARTICLE VII
MISCELLANEOUS PROVISIONS

Section 7.1

Survival of Provisions. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement. In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closing Date.

Section 7.2

Publicity. No party shall cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other parties, unless a press release or announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the non-disclosing parties prior notice and an opportunity to comment on the proposed disclosure.

Section 7.3

Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 10

party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other parties.

Section 7.4

Fees and Expenses. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

Section 7.5

Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

If to MVC or the MVC Stockholders, to:

5311 Jewel Lane
Kelowna, British Columbia , V1W-5A6
Attention: Stevan Perry
E-mail: sperry@mvcannabis.co

With a copy to:

Duboff Edwards Haight & Schachter Law Corporation

155 Carlton Street, Suite 1900

Winnipeg, MG R3C 3H8

Attention: Sam Goszer

Email: goszer@dehslaw.com

If to EPHS, to:

7694 Colony Palm Drive
Boynton Beach, Florida 33436
Attention: Gianfranco Bentivoglio
E-mail: johnb@ephsholdings.com

With a copy to (which shall not constitute notice):

Locke Lord LLP

600 Travis, Suite 2800

Houston, Texas 77002
Attention: Michael Blankenship

    Ben Smolij
E-mail: michael.blankenship@lockelord.com

bsmolij@lockelord.com

or to such other persons or at such other addresses as shall be furnished by any party by like notice to the others, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed.

Section 7.6

Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 11

than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

Section 7.7

Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible so as to be valid and enforceable.

Section 7.8

Titles and Headings. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

Section 7.9

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Section 7.10

Convenience of Forum; Consent to Jurisdiction. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the federal courts in the State of Nevada or, if such federal courts are unavailable to the parties, the courts of the State of Nevada, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 7.5.

Section 7.11

Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 7.12

Governing Law; Jurisdiction; Venue. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Nevada without giving effect to the choice of law provisions thereof.

Section 7.13

Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 12

Section 7.14

Arm’s Length Transaction. EPHS and MVC acknowledge and agree that they and are dealing with each other at arm’s length within the meaning of that term as that term is defined in the Income Tax Act (Canada) with respect to the terms of this Agreement.

[Signatures’ Pages Follow]

SHARE EXCHANGE AGREEMENT                                                                                                                       PAGE 13

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EPHS Holdings, Inc.

By:	/s/ Gianfranco Bentivoglio
Gianfranco Bentivoglio
Its:	Chief Executive Officer

Merritt Valley Cannabis Company Corp.

By:	/s/ Stevan Perry
Stevan Perry
Its:	Director

[MVC Stockholders signatures on next page]

SHARE EXCHANGE AGREEMENT                                                                                                       SIGNATURE PAGE 1

MVC STOCKHOLDERS

By:	/s/ Stevan Perry	By:	/s/ Jeffrey Raymond Hancock
	Stevan Perry		Jeffrey Raymond Hancock

By:	/s/ Chris Thompson	By:	/s/ Clark Kedziora
	Chris Thompson		Clark Kedziora
By:	/s/ Adrian Ryan	By:	/s/ Trevor Hancheroff
	Adrian Ryan		Trevor Hancheroff

By:	/s/ Manjot Singh Bahia	By:	/s/ Karmdeep Sumal
	Manjot Singh Bahia		Karmdeep Sumal

By:	/s/ Sean Piekaar	By:	/s/ David Speers
	Sean Piekaar		David Speers
By:	/s/ Lyle Hampton	By:	/s/ Ronen Sartena
	Lyle Hampton		Ronen Sartena

By:	/s/ Barry McBride	By:	/s/ Geordie Flanagan
	Barry McBride		Geordie Flanagan
By:	/s/ Andy Bramely	By:	/s/ John Port
	Andy Bramely		John Port

By:	/s/ Kyle McDiarmid	By:	/s/ Stuart Ross
By:	Kyle McDiarmid Sa’Kage Holdings, Incorporated /s/ Samuel A. Goszer, President Per: Samuel A. Goszer, President		Stuart Ross

SHARE EXCHANGE AGREEMENT                                                                                                       SIGNATURE PAGE 2

EXHIBIT A

Merritt Valley Cannabis Company Share Distribution
Total Shares Outstanding (Oct 11, 2018)	58,625,892
Total Shares EPHS Being Issued to MVC	8,100,000
Total Shares (Post Transaction)	66,725,892
MVC Shareholders Name	MVC Shares	MVC %	EPHS Shares	EPHS % (POST TRANSACTION)
Executive Management
Stevan Perry	30	30%	2,911,000	3.61%
Consultants
Jeffrey Raymond Hancock	28.75	28.75%	1,900,000	3.60%
1034275 BC Ltd (Chris Thompson)	7.5	7.5%	633,333	0.95%
Clark Kedziora	7.5	7.5%	633,333	0.95%
Adrian Ryan	5.0	5.0%	380,000	0.57%
Trevor Hancheroff	3.0	3.0%	216,600	0.32%
Manjot Singh Bahia	2.5	2.5%	190,000	0.28%
Karmdeep Sumal	2.5	2.5%	190,000	0.28%
Sa’Kage Holdings, Incorporated	2.0	2.0%	152,000	0.23%
Sean Piekaar	2.0	2.0%	162,133	0.24%
David Speers	2.0	2.0%	162,133	0.24%
Lyle Hampton	2.0	2.0%	162,133	0.24%
Ronen Sartena	1.0	1.0%	76,000	0.11%
Barry McBride	1.0	1.0%	76,000	0.11%
Geordie Flanagan	1.0	1.0%	76,000	0.11%
Andy Bramely	1.0	1.0%	76,000	0.11%
John Port	0.75	0.75%	63,333	0.09%
Kyle McDiarmid	0.25	0.25%	20,000.00	0.03%
Stuart Ross	0.25	0.25%	20,000.00	0.03%
Total	100.00	100.0%	8,100,000	12.14%